SECURITIES  AND  EXCHANGE  COMMISSION
                            WASHINGTON,  D.C.  20549

                            ------------------------

                            SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant    [X]

Filed by party other than the Registrant     [ ]

Check  the  appropriate  box:

[ ]     Preliminary  Proxy  Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]     Definitive  Proxy  Statement

[ ]     Definitive  Additional  Materials

[ ]     Soliciting  Material  Pursuant  to  ss. 240.14a-11(c) or ss. 240.14a-12


                                   FILING BY:
                          CONCURRENT COMPUTER CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


                                      N/A
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee  (Check the appropriate box):

[X]   No  fee  required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)   Title  of  each  class  of  securities  to which transaction applies:

     (2)   Aggregate  number  of  securities  to  which  transaction  applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)   Proposed  maximum  aggregate  value  of  transaction:

     (5)   Total  fee  paid:


[ ]   Fee  paid  previously  with  preliminary  materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)     Amount  Previously  Paid:
                                       -----------------------------------------
     (2)     Form, Schedule or Registration Statement No.:
                                                           ---------------------
     (3)     Filing  Party:
                            ----------------------------------------------------
     (4)     Date  Filed:
                          ------------------------------------------------------

                                [GRAPHIC OMITTED
                       CONCURRENT COMPUTER CORPORATION]





                  NOTICE OF 2000 ANNUAL MEETING OF STOCKHOLDERS
                               AND PROXY STATEMENT







                                 RETURN OF PROXY

Please complete, sign, date and return the enclosed proxy promptly in the enclosed addressed envelope even if you plan to attend the meeting. Postage need not be affixed to the enclosed envelope if mailed in the United States. If you attend the meeting and vote in person, the proxy will not be used. The immediate return of your proxy will be of great assistance in preparing for the meeting and is therefore urgently requested.

                                [GRAPHIC OMITED
                       CONCURRENT COMPUTER CORPORATION]



Dear  Fellow  Stockholder:

     It's my pleasure to invite you to attend the Concurrent Computer Corporation 2000 Annual Meeting of Stockholders to be held at the Hilton Atlanta Northeast, 5993 Peachtree Industrial Boulevard, Norcross, Georgia, at 2:00 p.m., on Thursday, October 26, 2000.

     Your vote is important. To be sure your shares are voted at the meeting, even if you plan to attend the meeting in person, please sign and return the enclosed proxy card today. This will not prevent you from voting your shares in person if you are able to attend. Your cooperation is appreciated since a majority of the outstanding Common Stock must be represented, either in person or by proxy, to constitute a quorum.

     If you plan to attend the meeting, please mark the enclosed proxy card in the designated space and return it today.

     We look forward to meeting with you and sharing our views on the progress of Concurrent Computer Corporation.

                                       Sincerely,



                                       Steve  G.  Nussrallah
                                       President  and  Chief  Executive  Officer

Duluth,  Georgia
September  18,  2000

                         CONCURRENT COMPUTER CORPORATION


                  NOTICE OF 2000 ANNUAL MEETING OF STOCKHOLDERS
                      TO BE HELD THURSDAY, OCTOBER 26, 2000

     The 2000 Annual Meeting of Stockholders of Concurrent Computer Corporation will be held at the Hilton Atlanta Northeast, 5993 Peachtree Industrial Boulevard, Norcross, Georgia, at 2:00 p.m., on Thursday, October 26, 2000. The Annual Meeting is being held to consider and act upon the following matters:

     1. To elect six (6) directors to serve until the next annual meeting of stockholders.

     2. To ratify the selection by the Board of Directors of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending June 30, 2001.

     3.     To  approve an amendment to the Company's 1991 Restated Stock Option
            Plan.

     4. To transact such other business as may properly come before the meeting or any adjournment of the meeting.

     The Board of Directors has established September 15, 2000 as the record date for the determination of stockholders entitled to vote at the Annual Meeting. Only holders of record of common stock at the close of business on September 15, 2000 will be entitled to vote. A list of stockholders as of the record date will be available for inspection by stockholders at the Company's headquarters, 4375 River Green Parkway, Duluth, Georgia, during regular business hours in the ten-day period prior to the Annual Meeting and at the place of the Annual Meeting on the day of the meeting.

     All  stockholders  are  cordially  invited  to  attend  the  meeting.

                                   By  order  of  the  Board  of  Directors,



                                   Steven  R.  Norton
                                   Executive Vice President, Chief Financial Officer, Secretary and Treasurer


September  18,  2000

                         CONCURRENT COMPUTER CORPORATION
                            4375 RIVER GREEN PARKWAY
                             DULUTH, GEORGIA  30096

                                 PROXY STATEMENT

     This proxy statement and proxy card are first being sent to stockholders on or about September 22, 2000 and are furnished in connection with the solicitation of proxies to be voted at the 2000 Annual Meeting of Stockholders of Concurrent Computer Corporation (the "Company" or "Concurrent") to be held at the Hilton Atlanta Northeast, 5993 Peachtree Industrial Boulevard, Norcross, Georgia, at 2:00 p.m. on Thursday, October 26, 2000. The enclosed proxy is solicited by the Board of Directors of the Company.


                            ABOUT THE ANNUAL MEETING

WHY  AM  I  RECEIVING  THIS  PROXY  STATEMENT  AND  PROXY  CARD?

     You are receiving a proxy statement and proxy card because you own shares of common stock in Concurrent. This proxy statement describes issues on which Concurrent would like you, its stockholder, to vote. It also gives you information on these issues so that you can make an informed decision.

     When you sign the proxy card, you appoint Steve G. Nussrallah and Steven R. Norton as your representatives at the meeting. Mr. Nussrallah and Mr. Norton will vote your shares, as you have instructed them on the proxy card, at the meeting. This way, your shares will be voted whether or not you attend the annual meeting. Even if you plan to attend the meeting, it is a good idea to complete, sign and return your proxy card in advance of the meeting in case your plans change.

     If an issue comes up for vote at the meeting that is not on the proxy card, Mr. Nussrallah and Mr. Norton will vote your shares, under your proxy, in accordance with their best judgment.

WHAT  AM  I  VOTING  ON?

     You are being asked to vote on (1) the election of six directors, (2) the ratification of the selection of Deloitte & Touche LLP as our independent auditors, and (3) the approval of an amendment to the Company's 1991 Restated Stock Option Plan. No cumulative voting rights are authorized and dissenters' rights are not applicable to these matters.

WHO  IS  ENTITLED  TO  VOTE?

     Stockholders as of the close of business on September 15, 2000. This is referred to as the "record date." Each share of common stock is entitled to one vote.

HOW  DO  I  VOTE?

     You may vote by mail. You do this by signing your proxy card and mailing it in the enclosed, prepaid and addressed envelope.

     You may vote in person at the meeting. Written ballots will be passed out to anyone who wants to vote at the meeting. If you hold your shares in "street name" (through a broker or other nominee), you must request a legal proxy from your stockbroker in order to vote at the meeting.

HOW  MANY  VOTES  DO  YOU  NEED  TO  HOLD  THE  MEETING?

     Shares are counted as present at the meeting if the stockholder either is present and votes in person at the meeting or has properly submitted a proxy card.

     As of September 15, 2000, 54,088,200 shares of our common stock were issued and outstanding. A majority of our outstanding shares as of the record date, equal to 27,044,101 shares, must be present at the meeting either in person or by proxy in order to hold the meeting and conduct business. This is called a quorum.

WHAT  DOES  IT  MEAN  IF  I  RECEIVE  MORE  THAN  ONE  PROXY  CARD?

     It means that you have multiple accounts at the transfer agent and/or with brokers. Please sign and return all proxy cards to ensure that all your shares are voted. You may wish to consolidate as many of your transfer agent or brokerage accounts as possible under the same name and address for better customer service.

WHAT  IF  I  CHANGE  MY  MIND  AFTER  I  RETURN  MY  PROXY?

     You may revoke your proxy and change your vote at any time before the polls close at the meeting. You may do this by:

     - sending written notice to our Secretary at 4375 River Green Parkway, Duluth, Georgia 30096;
     -     signing  another  proxy  with  a  later  date;  or
     -     voting  again  at  the  meeting.

HOW  MAY  I  VOTE  FOR  THE  NOMINEES  FOR  ELECTION  OF  DIRECTOR?

     With  respect  to  the  election  of  nominees  for  director,  you  may:

     -     vote  FOR  the  election  of  the  six  nominees  for  director;
     -     WITHHOLD  AUTHORITY  to  vote  for  the  six  nominees;  or
     -     WITHHOLD  AUTHORITY  to vote for one or more of the nominees and vote
           FOR  the  remaining  nominees.

HOW MANY VOTES MUST THE NOMINEES FOR ELECTION OF DIRECTOR RECEIVE TO BE ELECTED?

     The six nominees receiving the highest number of affirmative votes will be elected as directors. This number is called a plurality.

WHAT  HAPPENS  IF  A  NOMINEE  IS  UNABLE  TO  STAND  FOR  RE-ELECTION?

     The board of directors may, by resolution, provide for a lesser number of directors or designate a substitute nominee. In the latter event, shares represented by proxies may be voted for a substitute nominee.

HOW  MAY  I  VOTE  FOR  THE  RATIFICATION  OF  THE  SELECTION OF THE INDEPENDENT
AUDITORS?

     With respect to the proposal to ratify the selection of Deloitte & Touche LLP as our independent auditors for fiscal year 2001, you may:

     -     vote  FOR  ratification;
     -     vote  AGAINST  ratification;  or
     -     ABSTAIN  from  voting  on  the  proposal.

HOW MANY VOTES MUST THE RATIFICATION OF THE SELECTION OF THE INDEPENDENT AUDITORS RECEIVE TO PASS?

     The ratification of the selection of the independent auditors must receive the affirmative vote of a majority of shares present or represented at the Annual Meeting.

HOW MAY I VOTE FOR THE RATIFICATION OF THE AMENDMENT TO THE 1991 RESTATED STOCK OPTION PLAN?

     With respect to the proposal to ratify the amendment to the 1991 Restated Stock Option Plan, you may:

     -     vote  FOR  ratification;
     -     vote  AGAINST  ratification;  or
     -     ABSTAIN  from  voting  on  the  proposal.

HOW MANY VOTES MUST THE APPROVAL OF THE AMENDMENT TO THE 1991 RESTATED STOCK OPTION PLAN RECEIVE TO PASS?

     The approval of the amendment to the 1991 Restated Stock Option Plan must receive the affirmative vote of a majority of shares present or represented at the Annual Meeting.

WHAT HAPPENS IF I SIGN AND RETURN MY PROXY CARD BUT DO NOT PROVIDE VOTING INSTRUCTIONS?

     If you return a signed card but do not provide voting instructions, your shares will be voted FOR the six named director nominees, FOR the ratification of the appointment of the independent auditors and FOR the ratification of the amendment to the 1991 Restated Stock Option Plan.

     If you mark your voting instructions on the proxy card, your shares will be voted as you instruct.

WILL  MY  SHARES  BE  VOTED  IF  I  DO  NOT  SIGN  AND  RETURN  MY  PROXY  CARD?

     If your shares are held in street name, your brokerage firm may vote your shares under certain circumstances. These circumstances include certain "routine" matters, such as the election of directors. Therefore, if you do not vote your proxy, your brokerage firm may either vote your shares on routine matters, or leave your shares unvoted. When a brokerage firm votes its customers' unvoted shares on routine matters, these shares are counted for purposes of establishing a quorum to conduct business at the meeting.

     A brokerage firm cannot vote customers' shares on non-routine matters. Therefore, if your shares are held in street name and you do not vote your proxy, your shares will not be voted on non-routine matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum.

                              ELECTION OF DIRECTORS
                               (ITEM 1 OF NOTICE)

     In accordance with the Company's Bylaws, the Board of Directors has reduced the number of directors constituting the Board of Directors from seven members to six members. The following Directors are nominees standing for re-election to the Board of Directors at the Annual Meeting: Michael A. Brunner, Morton E. Handel, Bruce N. Hawthorne, C. Shelton James, Steve G. Nussrallah and Richard P. Rifenburgh. Directors will be elected to hold office until the 2001 Annual Meeting of Stockholders and until their successors have been elected and qualified. E. Courtney Siegel, who has served the Company for over four years, resigned from the Board effective August 16, 2000 and has decided not to stand for re-election. The Board thanks him for his dedicated efforts on behalf of the Company.

     There are no arrangements or understandings between any nominee and any other person pursuant to which he was or is to be selected as a Director or nominee. None of the nominees nor any of the incumbent Directors is related to any other nominee or Director or to any executive officer of the Company or any of its subsidiaries.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE NOMINEES FOR DIRECTOR.

NOMINEES  FOR  ELECTION  OF  DIRECTOR

     Information on each of the nominees for the Board of Directors, including each nominee's principal occupation and business experience for at least the last five years and the name of other publicly held companies in which he serves as a director, is set forth below.

     MICHAEL A. BRUNNER. Age 67 and a Director since November 1994. From 1986 to 1992, Mr. Brunner was President of AT&T Federal Systems, a division of AT&T focused on federal communications and computer systems programs. He served in additional management, operating, sales, accounting and personnel positions with AT&T during a career that spanned over 37 years.

     MORTON E. HANDEL. Age 65 and a Director since June 1991. Mr. Handel has served as Chairman of the Board since April 2000. Mr. Handel previously served as Chairman of the Board from November 1996 through October 1997. He is President of S&H Consulting, Ltd., a privately held investment and consulting company. He also is President and Chief Executive Officer of Ranger Industries, Inc., formerly Coleco Industries, Inc. From 1988 to 1990, he served as Chairman of the Board and Chief Executive Officer of Coleco Industries, Inc., a publicly held company and formerly a manufacturer of toys and games. He is currently Chairman of the Board of Marvel Enterprises, Inc., a New York Stock Exchange-listed toy and entertainment company, and a director of Linens 'n Things, Inc. Until February 2000, Mr. Handel was a director of CompUSA Inc., a New York Stock Exchange-listed technology products retailer, and until September 1999, Mr. Handel was a director of Ithaca Industries Inc., a private-label manufacturer of mens and ladies under and outerwear. He is also a former Vice Chairman of the Board of Regents of the University of Hartford, and serves on the boards of several not-for-profit entities.

     BRUCE N. HAWTHORNE. Age 50 and a Director since February 2000. Mr. Hawthorne has been a partner at the law firm of King & Spalding since 1982. He chairs King & Spalding's telecommunications industry practice and has broad experience in mergers and acquisitions, strategic joint ventures and corporate finance.

     C. SHELTON JAMES. Age 60 and a Director since July 1996. From May 1991 to October 1999, Mr. James served as Chief Executive Officer of Elcotel, Inc., a public company that manufactures telecommunications equipment. Mr. James was also President of Fundamental Management Corporation until February 2000, an investment management firm specializing in active investment in small capitalization companies, where he also served as Executive Vice President from 1990 to April 1993. Prior to 1990, Mr. James was Executive Vice President of Gould, Inc., a diversified electronics company, and President of Gould's Computer Systems Division. Mr. James is a Director of CSPI, DRS Technologies,
SK  Technologies,  Inc.  and  Technisource,  Inc.

     STEVE G. NUSSRALLAH. Age 50, President and Chief Executive Officer since January 2000 and a Director since January 2000. From January 1999 to December 1999, Mr. Nussrallah was the President of the Xstreme division of the Company. From March 1996 to March 1998, he served as President and Chief Operating Officer of Syntellect Inc., a publicly-held supplier of call center solutions to the cable television industry. From January 1990 to March 1996, Mr. Nussrallah served as President and Chief Operating Officer of Telecorp Systems Inc., a privately held supplier of call center solutions, which was acquired by Syntellect Inc. in March 1996. From 1984 to 1990, Mr. Nussrallah was employed by Scientific-Atlanta, a publicly held provider of digital communications equipment. He initially served as vice president of engineering for Scientific-Atlanta's cable television operation and later served in positions of increasing responsibility, including Vice President and General Manager of its Subscriber Business Unit.

     RICHARD P. RIFENBURGH. Age 68 and a Director since June 1991. Mr. Rifenburgh is Chairman of the Board of Moval Management Corporation, a privately held company specializing in restoring companies in financial distress. He is, or in the past five years has been, a director of the following public companies: Tristar Corporation since June 1992 and Chairman since August 1992; Aris Technologies Inc., an industry leader in proprietary digital audio watermarking systems and solutions, since 1997; and CyberGuard Corporation from June 1996 to 1999. His experience also includes three years as a General Partner of Hambrecht & Quist Venture Partners; one year as Chairman of the Board and Chief Executive Officer of GCA Corporation, a publicly held manufacturer of semiconductor manufacturing equipment; founder of Mohawk Data Sciences Corporation, a publicly held manufacturer of computer equipment in 1964, later serving as Chairman of the Board through 1974; and from 1975 to 1976, Chairman of the Board of the Communications and Computer Industry Association.

CORPORATE  GOVERNANCE  AND  COMMITTEES  OF  THE  BOARD  OF  DIRECTORS

     Concurrent is organized under the laws of Delaware. It is governed by a Board of Directors. As permitted under Delaware law and the Company's Certificate of Incorporation and Bylaws, the Board of Directors has established and delegated certain authority and responsibility to three standing committees: the Executive Committee, the Audit Committee and the Compensation Committee. The Board annually reviews the membership of and the authority and responsibility delegated to each committee at the organizational meeting of Directors immediately following the Annual Meeting of Stockholders. Mr. Nussrallah is a non-voting ex officio member of all Committees of which he is not otherwise a member. From time to time as required, the Chairman of the Board has the authority from the Board of Directors to establish a nominating committee to recommend nominees to fill vacancies on the Board, newly created directorships, and expired terms of Directors.

     Executive Committee. The current members of the Executive Committee are Messrs. Handel (Chairman) and Rifenburgh. The Committee has, to the extent legally permitted, the power and authority of the Board of Directors in periods between meetings of the full Board. No meetings of the Executive Committee were held during the Company's fiscal year ended June 30, 2000. All matters that could have been addressed by the Committee during the fiscal year were addressed by the full Board of Directors.

     Audit Committee. The current members of the Audit Committee are Messrs. James (Chairman), Rifenburgh and Handel. The principal responsibilities of the Committee are:
     - to review the Company's financial statements contained in filings with the Securities and Exchange Commission (the "Commission");
     - to review matters relating to the examination of the Company by its independent auditors, accounting procedures and controls;
     - to review the use and security of the Company's liquid assets through the review of the Treasurer's function; and

     - to recommend the appointment of independent accountants to the Board for its consideration and approval subject to ratification by the stockholders.

There were four meetings of the Audit Committee during the fiscal year ended June 30, 2000.

     Compensation Committee. The current members of the Compensation Committee are Messrs. Brunner (Chairman) and Handel. The principal responsibilities of the Committee are:
     - to make recommendations with respect to executive officer and senior management compensation and incentive compensation programs;
     - to administer the Company's stock option plans, stock purchase plan and stock bonus plan, including the issuance of stock in connection with the Company's retirement savings plan and incentive bonus plans, subject to certain limitations; and
     -     to  review  management  development  and  succession  programs.

There were two meetings of the Compensation Committee during the fiscal year ended June 30, 2000.

     During the fiscal year ended June 30, 2000, there were six meetings of the Board of Directors. All of the Directors attended more than 75% of the aggregate number of meetings of the Board and the Committees on which they served during the fiscal year ended June 30, 2000.

COMPENSATION  OF  DIRECTORS

     Non-employee Directors receive a $15,000 annual retainer payable upon election as Director of the Company at the annual meeting of stockholders. A non-employee who becomes a Director of the Company after the annual meeting of stockholders receives a pro rata portion of the annual retainer, payable at the time of becoming a non-employee Director. In addition, non-employee Directors receive $2,000 per meeting, including supplemental meetings in person with management where the business to be conducted cannot be reasonably accomplished during any scheduled meeting times and is necessary in furtherance of the required duties of a Director, not to exceed $2,000 per day for attendance at Board, Committee and supplemental meetings regardless of the number of meetings attended on a given day, payable following such meetings. Non-employee Directors who serve as a chairman of a committee of the Board of Directors receive $4,000 per annum, payable quarterly at the end of each quarter.

     Concurrent's 1991 Restated Stock Option Plan provides that upon the initial election of a non-employee Director, such non-employee Director automatically receives an option to purchase 20,000 shares of Concurrent common stock. On the date of each successive annual meeting of stockholders, each non-employee Director automatically receives an option to purchase 10,000 shares of Concurrent common stock. The options are fully vested non-statutory options and are priced at 100% of the fair market value of Concurrent common stock on the date of grant. Each option terminates, to the extent not exercised prior thereto, upon the earlier to occur of (a) the tenth anniversary of the date of grant and (b) three years following retirement from the Board of Directors.

                             EXECUTIVE COMPENSATION

     The following table sets forth certain required summary compensation information for services to the Company for the fiscal years ended June 30, 2000, 1999 and 1998 for (1) our former and current Chief Executive Officers and
(2) our four other most highly compensated executive officers who earned more than $100,000 in salary and bonus during the fiscal year ended June 30, 2000 (collectively, the "Named Executive Officers", for purposes of SEC regulations only).

                               SUMMARY COMPENSATION TABLE


                                                                   LONG  TERM
                                          ANNUAL COMPENSATION     COMPENSATION
                                      --------------------------     AWARDS
                                                                   -----------
                                                                   SECURITIES
                                                                   UNDERLYING     ALL OTHER
NAME AND                      FISCAL   SALARY    BONUS     OTHER     OPTIONS    COMPENSATION
PRINCIPAL POSITION             YEAR     ($)       ($)     ($) (1)      (#)         ($) (2)
----------------------------  ------  --------  --------  -------  -----------  -------------

S. G. Nussrallah (3)            2000   284,859   130,552       -       50,000         11,853
 President and Chief            1999   122,000    46,875       -    1,250,000          6,347
 Executive Officer              1998        --         -       -           --             --


E. C. Siegel (4)                2000   236,540    95,160       -       35,000        113,318
Former Chairman, President      1999   300,000    97,500       -       75,000          9,600
and Chief Executive Officer     1998   300,000   185,250       -       60,000          9,600


D. S. Dunleavy                  2000   212,844    73,200       -       35,000         10,708
President, Real-Time            1999   200,000    40,000       -       40,000          9,241
Division                        1998   186,000    76,000       -    130,000(5)        11,159

R. E. Chism                     2000   160,000    43,920       -       26,000         76,901
   Vice President,              1999   135,000    30,000       -       25,000          9,749
   Research & Development,      1998   135,000    52,000       -       20,000          9,043
   Xstreme Division


R. T. Menzel                    2000   154,000    49,776       -       25,000         10,020
 Vice President, Worldwide      1999   140,000    34,000       -       25,000          9,600
 Sales and Marketing, Real-     1998   139,200    64,600       -       20,000          9,740
 Time Division

D. M. Nicholas (6)              2000   170,000    51,240       -            -         33,775
Vice President, North           1999    52,000    16,666       -      400,000          3,139
America Cable Television        1998        --        --       -            -              -
Sales, Xstreme Division

(1) None of the executive officers named in the Summary Compensation Table received personal benefits in excess of the lesser of $50,000 or 10% of total compensation for fiscal 2000, 1999 or 1998.
(2) Represents the Company's matching contribution during the year to such person under the Company's Retirement Savings Plan, a defined contribution plan. Also includes $109,025, $22,574, and $67,565 for relocation and household disruption costs in fiscal year 2000 for Mr. Siegel, Mr. Nicholas and Mr. Chism, respectively.


                                        7

(3) Effective January 1, 1999, Mr. Nussrallah joined the Company as the President of the Xstreme division, and the compensation reported for fiscal 1999 is for six months of that year. Effective January 1, 2000, Mr. Nussrallah became the President and Chief Executive Officer.
(4) Effective January 1, 2000, Mr. Siegel ceased to be the President and Chief Executive Officer. Effective April 1, 2000, Mr. Siegel ceased to be the Chairman of the Board. Effective August 16, 2000, Mr. Siegel resigned from the Board of Directors.
(5) Includes a special grant of stock options for 100,000 shares awarded to Mr. Dunleavy in consideration of his assumption of the additional position of Chief Operating Officer in October 1997.
(6) Effective March 1, 1999, Mr. Nicholas joined the Company as the Vice President of Sales for the Xstreme division.

OPTION  GRANTS

     The  following  table  shows  all  grants  of  stock  options  to the Named
Executive Officers during fiscal 2000. No stock appreciation rights were granted during fiscal 2000.

                           OPTION GRANTS IN LAST FISCAL YEAR


                                  INDIVIDUAL GRANTS                  POTENTIAL REALIZABLE VALUE
                 ---------------------------------------------------     AT ASSUMED ANNUAL
                 NUMBER OF     PERCENT OF                               RATES OF STOCK PRICE
                 SECURITIES   TOTAL OPTIONS                            APPRECIATION FOR OPTION
                 UNDERLYING    GRANTED TO      EXERCISE                        TERM
                  OPTIONS       EMPLOYEES      PRICE PER  EXPIRATION  ------------------------
NAME             GRANTED (1)  IN FISCAL 2000     SHARE       DATE      5% ($)(2)   10% ($)(2)
---------------  -----------  ---------------  ---------  -----------  ----------  -----------
S.G. Nussrallah       50,000             3.7%  $    8.00     8/17/09   $  251,558   $  637,497

E.C. Siegel           35,000             2.6%  $    8.00     8/17/09      176,090      446,248

D.S. Dunleavy         35,000             2.6%  $    8.00     8/17/09      176,090      446,248

R. Chism              26,000             1.8%  $    8.00     8/17/09      130,810      331,498

R.T. Menzel           25,000             1.8%  $    8.00     8/17/09      125,779      318,748

D.M. Nicholas             __              __          __          __           __           __

(1) Options granted in 1999 were made under the 1991 Restated Stock Option Plan. These options:
          - are granted at an exercise price equal to 100% of the fair market value of the common stock on the date of the grant;
          -    expire ten years from the date of the grant; and
          - vest in increments of one-third on each anniversary date of the grant, subject to the terms and conditions of the Plan.
(2) The Company is required by the Commission to use a 5% and 10% assumed rate of appreciation over the ten-year option terms. This does not represent the Company's projection of the future common stock price. If the common stock does not appreciate, the Named Executive Officers will receive no benefit from the options.

OPTION  EXERCISES  IN  LAST  FISCAL  YEAR  AND  FISCAL  YEAR-END  OPTION  VALUES

     The following table provides information with respect to the number and value of exercised and unexercised options held by the Named Executive Officers at June 30, 2000.

                      AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                                 FISCAL YEAR-END OPTION VALUES


                  NUMBER OF                   NUMBER OF SECURITIES        VALUE OF UNEXERCISED
              SHARES ACQUIRED   VALUE        UNDERLYING UNEXERCISED      IN-THE-MONEY OPTIONS AT
                 ON EXERCISE  REALIZED(1)  OPTIONS AT FISCAL YEAR-END      FISCAL YEAR-END (2)
---------------                            -----------  -------------  ------------  --------------
NAME                                       EXERCISABLE  UNEXERCISABLE  EXERCISABLE   UNEXERCISABLE
---------------                            -----------  -------------  ------------  --------------
S.G. Nussrallah      296,971  $3,637,939        36,363        966,666  $    377,266  $    9,766,659

E.C. Siegel          608,457   6,411,711       741,543         70,000     8,070,887         616,959

D.S. Dunleavy        352,144   3,965,452            __        104,999            __         935,915

R. Chism                  __          __       421,668         49,332     4,625,007         381,919

R.T. Menzel          373,668   5,324,261        48,000         48,332       523,430         376,794

D. Nicholas               __          __       107,000        293,000       932,505       2,553,495

(1)     This  number  is calculated by averaging the high and low market prices on the date of exercise  to  get  the  "average market price," subtracting the option exercise  price from the average  market  price  to  get  the "average  value realized per share," and multiplying the average  value  realized per share by the number of options exercised.
        The amounts  in this column  may  not  represent  amounts  actually  realized  by  the
        Named  Executive  Officers.
(2)     This  number  is  calculated by subtracting the option exercise price from the closing price  of  the  common stock on June 30, 2000 ($13.125)  to get the "average value per option", and  multiplying  the  average value per  option by the number of exercisable and unexercisable options.  The  amounts in this  column  may  not  represent  amounts actually realized by the Named Executive  Officers.


EXECUTIVE  EMPLOYMENT  AGREEMENTS

     The Company has entered into employment agreements with its executive officers. With the exception of the employment agreements with Mr. Nussrallah and Mr. Dunleavy, these agreements contain generally the same terms and provide for a base salary to be reviewed for increase annually with such increases as awarded at the discretion of the Board of Directors. The agreements also provide for an annual bonus opportunity in a target amount to be established by the Board of Directors at the recommendation of the Compensation Committee. The actual amounts paid depend upon the degree of achievement of various objectives reasonably consistent with the Company's business plan, which is approved annually by the Board of Directors.

     Pursuant to the terms of the employment agreements with the executive officers of the Company, employment may be terminated by either the Company or the respective executive officer at any time. In the event the executive officer voluntarily resigns (except as described below) or is terminated for cause, compensation under the employment agreement will end. In the event an agreement is terminated directly by the Company without cause or in certain circumstances constructively by the Company, the terminated employee will receive severance compensation for a one-year period, in an annualized amount equal to the respective employee's base salary then in effect plus an amount equal to the then most recent annual bonus paid or, if determined, payable, to such employee.

     Steve G. Nussrallah. In January 2000, Concurrent entered into an amended and restated employment agreement with Steve G. Nussrallah, the President and Chief Executive Officer.

     - Mr. Nussrallah is paid an annual salary of $318,000 and is entitled to receive an annual target bonus for achieving performance objectives established by the board of directors, or a committee thereof, equal to 65% of his annual base salary. For superior performance, the bonus opportunity may be increased to twice his annual target bonus.

     - The term of his employment will continue until terminated by the Company or Mr. Nussrallah.

     - The agreement provides for the payment of two times his annual salary and target bonus to be paid in accordance with the Company's normal salary payment procedures and immediate vesting of one-third of his 1,250,000 options if his employment is terminated by the Company other than:

          (1) for cause, such as the commission of a felony, embezzlement, material dishonesty against the Company, or gross negligence in the performance of duties;

          (2)  due to Mr. Nussrallah's disability or death; or

          (3)  within three years after a change of control.

     - If Mr. Nussrallah resigns subsequent to June 15, 2000, he will be entitled to the same benefits as if he was terminated without cause.

     - If Mr. Nussrallah's employment is terminated for cause or disability, or if he resigns, he is prohibited from competing with the Company or trying to hire its employees, for the lesser period of 2 years or until the Company has failed to pay his severance in accordance with his employment agreement.

     - If Mr. Nussrallah's employment is terminated within three years after a change of control for any reason other than for cause, disability or death, the agreement provides for the payment of three times his annual salary and target bonus in a single lump sum on the date of termination and immediate vesting of all of his unvested options.

     Daniel S. Dunleavy. In December 1999, the Company entered into an amended and restated employment agreement with Daniel S. Dunleavy, President of the Real-Time division.

     - Mr. Dunleavy is paid an annual salary of $220,000 and an annual target bonus of $100,000. The objectives for each year and other terms and conditions of the bonus opportunity are established by the board of directors or a committee thereof. For superior performance, the bonus opportunity may be increased up to two times his annual target bonus.

     - The term of his employment will continue until terminated by the Company or Mr. Dunleavy.

     - The agreement provides for the payment of two times his annual salary and target bonus to be paid in accordance with the Company's normal salary payment procedures and immediate vesting of at least one-third of his unvested options if the termination was other than:

          (1) for cause, such as the commission of a felony, embezzlement, material dishonesty against the Company, or gross negligence in the performance of duties;

          (2)  due to Mr. Dunleavy's disability or death; or

          (3)  within three years after a change of control.

     - If Mr. Dunleavy's employment is terminated for cause or disability, or if he resigns, he is prohibited from competing with the Company or trying to hire its employees, for the lesser period of 2 years or until the Company has failed to pay his severance in accordance with his employment agreement.

     - If Mr. Dunleavy resigns subsequent to July 1, 2002, he will be entitled to the same benefits as if he was terminated by the Company without cause.

     - If Mr. Dunleavy's employment is terminated within three years after a change of control for any reason other than for cause, disability or death, the agreement provides for the payment of two times his annual salary and target bonus in a single lump sum on the date of termination and immediate vesting of all of his unvested options.

     Steven R. Norton. In October 1999, the Company entered into an employment agreement with Steven R. Norton, the Executive Vice President, Chief Financial Officer, Secretary and Treasurer.

     - Mr. Norton is paid an annual salary of $175,000 and an annual target bonus of $70,000 per year. The objectives for each year and other terms and conditions of the bonus opportunity are established by the board of directors of a committee thereof. For superior performance, the bonus opportunity may be increased up to two times his annual target bonus.

     - The term of his employment will continue until terminated by the Company or Mr. Norton.

     - The agreement provides for the payment of salary for twelve months after the date of termination payable in equal biweekly installments or in accordance with the Company's normal salary payment procedures if the termination was other than:

          (1) for cause, such as the commission of a felony, embezzlement, material dishonesty against the Company, or gross negligence in the performance of duties; or

          (2)  due to Mr. Norton's disability or death.

     - If Mr. Norton's employment is terminated for cause or disability, or if he resigns, he is prohibited from competing with the Company or trying to hire its employees for a period of one year.

     E. Courtney Siegel. Mr. Siegel, the former Chairman, President and Chief Executive Officer, is entitled to certain benefits under his employment agreement with the Company.

     - Mr. Siegel will receive severance compensation of $660,000, equal to two times the aggregate amount of his annual base salary and annual target bonus in effect on March 31, 2000, to be paid in periodic installments in accordance with the normal salary payment procedures and continued coverage under the group life, hospitalization, medical and dental plans for two years from March 31, 2000.

     - One-third of Mr. Siegel's unvested options vested immediately on March 31, 2000. Mr. Siegel may exercise his options prior to March 31, 2003 or with respect to each option, the remainder of the period of exercisability under the terms of the original grant.

     - Mr. Siegel's noncompetition and nonsolicitation period is equal to the shorter of 2 years (March 31, 2002) or when the Company has failed to pay severance for an uninterrupted 10-day period and has not cured within 15 days of notice.

     Jack Bryant. In July, 2000, the Company entered into an employment agreement with Jack Bryant, the President of the Xstreme Division.

     - Mr. Bryant is paid an annual salary of $223,200 and an annual target bonus of 50% of his annual base salary. The objectives for each year and other terms and conditions of the bonus opportunity are established by the board of directors or a committee thereof.

     - The term of his employment will continue until terminated by the Company or Mr. Bryant.

     - The agreement provides for the payment of salary for twelve months after the date of termination payable in equal biweekly installments or in accordance with the Company's normal salary payment procedures if the termination was other than:

          (1) for cause, such as the commission of a felony, embezzlement, material dishonesty against the Company, or gross negligence in the performance of duties; or

          (2)  due to Mr. Bryant's disability or death.

     - If Mr. Bryant's employment is terminated for any reason, he is prohibited from competing with the Company, soliciting the Company's customer or recruiting the Company's employees for any period in which Mr. Bryant receives severance payments, plus a period of one year.

COMPENSATION  COMMITTEE  INTERLOCKS  AND  INSIDER  PARTICIPATION

     The Compensation Committee consists of Messrs. Brunner and Handel, neither of whom have ever been an officer or employee of the Company. Before establishing the Compensation Committee, the Board as a whole performed the functions now delegated to the Compensation Committee. None of the Company's executive officers serves as a member of a board of directors or compensation committee of any entity that has one or more executive officers who serves on the Company's Board or on the Compensation Committee.



             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

OVERVIEW  AND  PHILOSOPHY

     The Company's primary objective is to maximize stockholder value over time by developing and implementing a comprehensive business strategy. The Compensation Committee's primary objective is to review compensation programs, employee benefit plans and personnel policies applicable to officers and other members of the Company's senior management to assure that they support the Company's objectives and are in the long-term interests of the stockholders. The Compensation Committee reviews performance of executive officers and recommends appropriate compensation, including cash and incentive compensation, and stock option grants for approval by the Board. The Compensation Committee's overall compensation philosophy is to provide rewards that:

     - are linked to the achievement of Company and individual performance objectives;
     -    align employee interests with the interests of its stockholders;
     -    are sufficient to attract and retain needed,  high-quality  employees;
          and
     - provide a mix of cash and potential stock ownership tied to the immediate and long-term business strategy.

The Compensation Committee solicits and analyzes periodic reports from independent consultants retained by management regarding the appropriateness of compensation levels.

EXECUTIVE  OFFICER  COMPENSATION

     The Compensation Committee uses the following key principles in structuring, reviewing and revisiting compensation targets and packages of executive officers:

     - Equity At-Risk Link of Company performance and individual rewards to instill ownership (stockholder) thinking. Recognition of individual contributions toward achievement of specific business objectives as well as overall Company results.

     - Competitive Position of both base salary and total compensation with the high technology computer industry.

     - Management Development programs designed to successfully attract and retain individuals who can maximize the creation of stockholder value, and motivate employees to attain Company and individual performance objectives.

COMPONENTS  OF  EXECUTIVE  COMPENSATION

     The three components of executive compensation are base salary, annual incentive (bonus) awards and equity participation.

     - Base Salary. Base salary is determined based on competitive factors and individual and Company performance. It is targeted to be at approximately the average of the high technology computer industry for comparable positions of responsibility. Annual increases are intended to be consistent with individual and Company performance and competitive with industry trends.

     - Annual Incentive (Bonus) Awards. At the beginning of each fiscal year, the Compensation Committee establishes Company performance objectives for the fiscal year and target bonus opportunities for each executive officer based on the achievement of Company performance objectives. The target bonus opportunity is a percentage of base salary initially established at the time the person became an executive officer, generally 30% to 50% for executive officers other than the chief executive officer and 65% for the chief executive officer. The target bonus opportunity is reviewed periodically for an increase based on level of responsibility, potential contribution to the achievement of Company objectives and competitive practices. Under recent plans, the target bonus is earned based on the achievement of Company performance objectives set annually, for example, the achievement of a certain level of revenue and profitability before income taxes. Minimum thresholds of achievement are also established. Actual awards are determined at the end of the fiscal year based on achievement of the established Company performance objectives.

     - Equity Participation. Equity participation is in the form of stock option grants with exercise prices equal to the fair market value of a share of Common Stock at the effective date of grant. The Committee supports aggregate executive officer equity participation in the range of 10% of outstanding equity.

CHIEF  EXECUTIVE  OFFICER  COMPENSATION

     Mr. Nussrallah was elected to the position of President and Chief Executive Officer of the Company effective January 1, 2000 His employment agreement with Concurrent provides for a base salary for fiscal 2000 of $318,000, and for a target bonus based upon achievement of certain performance objectives of 65% of his base salary. For fiscal 2000, the Compensation Committee approved payment to Mr. Nussrallah of $130,552, which is 73% of his pro-rated target bonus.

CONCLUSION

     The Compensation Committee believes the executive compensation policies and programs serve the interest of the stockholders and the Company. The Compensation Committee also believes the base salary amounts, bonus awards and equity participation grants for executive officers have been linked to and are commensurate with Company performance and individual efforts in achieving the strategic goals of the Company.

                                COMPENSATION  COMMITTEE  FOR  FISCAL  YEAR  2000

                                Michael  A.  Brunner,  Chairman
                                Morton  E.  Handel

                                September  18,  2000

COMMON  STOCK  OWNERSHIP  OF  MANAGEMENT  AND  CERTAIN  BENEFICIAL  OWNERS

     The following table sets forth, to the knowledge of the Company, the beneficial ownership of the Company's common stock as of September 1, 2000 for directors, the Named Executive Officers, directors and officers as a group, and each person who is a stockholder holding more than a 5% interest in Concurrent's common stock. Unless otherwise indicated, the address of each of the above persons is 4735 River Green Parkway, Duluth, Georgia 30096.

                                            NUMBER        OPTIONS
                                           OF SHARES    EXERCISABLE    PERCENT OF
                                         BENEFICIALLY      WITHIN     OUTSTANDING
                                           OWNED(1)      60 DAYS(2)    SHARES(3)
                                         -------------  ------------  ------------
DIRECTORS AND EXECUTIVE OFFICERS:
---------------------------------
Michael A. Brunner                                  -        20,000             *
Morton E. Handel                                    -        81,000             *
Bruce N. Hawthorne                              1,250        20,000             *
C. Shelton James                               28,000        17,000             *
Steven G. Nussrallah                          1,664(4)       53,030             *
Richard P. Rifenburgh                               -        10,000             *
E. Courtney Siegel                          186,789(5)      779,321           1.8%
Daniel S. Dunleavy                          180,593(6)        5,717             *
Steven R. Norton                                437(7)      125,000             *
Robert E. Chism                               6,363(8)      446,001             *
Robert T. Menzel                              173,626        48,000             *
David S. Morales                                601(9)       80,000             *
David Nicholas                               1,203(10)      107,000             *
Directors, named executive officers,
and other current officers as a group
(14 persons)                                2,186,373     1,822,069           7.4%


FIVE PERCENT SHAREHOLDERS:
--------------------------
PRIMECAP Management Co. (11)                4,465,000             -           8.3%
225 South Lake Ave. #400
Pasadena, California 91101

White Rock Capital, Inc. (12)               3,095,600             -           5.7%
3131 Turtle Creek Blvd.
Suite 800
Dallas, Texas 75219

Vanguard Horizon Funds (13)                 4,465,000             -           8.3%
Capital Opportunity Fund
Post Office Box 2600
Valley Forge, Pennsylvania 19482


                                       16

Wellington Management                       3,655,900             -           6.8%
Company, LLP (14)
75 State Street
Boston, Massachusetts 02109


  *       Less than 1.0%.

(1) Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the shareholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. This table is based upon information supplied by executive officers, directors and
     principal   shareholders,   and  Schedules  13D  and  13G  filed  with  the
     Commission.
(2) Represents shares that can be acquired through stock option exercises on or prior to November 1, 2000.
(3) Based on an aggregate of 54,051,022 shares of common stock issued and outstanding as of September 1, 2000. Assumes that all options owned by the person are exercised. The total number of shares outstanding used in calculating this percentage also assumes that none of the options owned by other persons are exercised.
(4) Represents shares held for the benefit of Mr. Nussrallah in the Company's Retirement Savings Plan.
(5) Includes 8,232 shares held for the benefit of Mr. Siegel in the Company's Retirement Savings Plan.
(6) Includes 8,453 shares held for the benefit of Mr. Dunleavy in the Company's Retirement Savings Plan.
(7) Represents shares held for the benefit of Mr. Norton in the Company's Retirement Savings Plan.
(8) Represents shares held for the benefit of Mr. Chism in the Company's Retirement Savings Plan.
(9) Represents shares held for the benefit of Mr. Morales in the Company's Retirement Savings Plan.
(10) Represents shares held for the benefit of Mr. Nicholas in the Company's Retirement Savings Plan.
(11) Based on a Schedule 13G filed with the Commission on January 31, 2000.
(12) Each of White Rock Capital, Inc., White Rock Capital Management L.P., Thomas U. Barton and Joseph U. Barton may be deemed to be the beneficial owner of 3,095,600 shares. This number consists of (a) 2,477,600 shares held for the accounts of clients by White Rock Capital Management, L.P. and
     (b) 648,000 shares held for the account of White Rock Capital Partners L.P. White Rock Partners may be deemed to be the beneficial owner of the 648,000 shares held for its account. Based on a Schedule 13G/A filed with the Commission on February 7, 2000.
(13) Based on a Schedule 13G filed with the Commission on February 8, 2000.
(14) Based on a Schedule 13G filed with the Commission on February 11, 2000.

                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
                               (ITEM 2 OF NOTICE)

     Upon the recommendation of the Audit Committee, the Board of Directors has selected the firm of Deloitte & Touche LLP, independent public accountants, as auditors of the Company for the fiscal year ending June 30, 2001 and is submitting the selection to stockholders for ratification. A representative of Deloitte & Touche LLP will be present at the Annual Meeting, will have the opportunity to make a statement, and will be available to respond to appropriate questions.

     On August 18, 1999, the accounting firm of Deloitte & Touche was selected as the independent accountants for the Company for the fiscal year ended June 30, 2000. Deloitte & Touche replaced the accounting firm of KPMG LLP. KPMG was notified of this decision on August 19, 1999. The decision to change auditors was approved by the Board of Directors upon recommendation of the Audit Committee.

     During fiscal years 1999 and 1998, KPMG's report did not contain an adverse opinion or a disclaimer opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles. In addition, during fiscal years 1999 and 1998 and any subsequent period, there were no disagreements between the Company and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE SELECTION OF THE INDEPENDENT AUDITORS.


                           AMENDMENT TO THE COMPANY'S
                         1991 RESTATED STOCK OPTION PLAN
                               (ITEM 3 OF NOTICE)

     A  proposal  will  be  presented  at  the Annual Meeting of Stockholders to approve  an  amendment  to  the  Company's  1991 Restated Stock Option Plan (the
"Plan") to increase the number of shares of Concurrent common stock authorized for issuance under the Plan from 12,000,000 to 13,500,000. The amendment was adopted by the Board of Directors on August 16, 2000, subject to approval by the Company's stockholders. The text of the Plan, as amended, is set forth in Exhibit A to this Proxy Statement, and stockholders are urged to review it
----------
together with the following summary, which is qualified in its entirety by reference to Exhibit A.
               ----------

1991  RESTATED  STOCK  OPTION  PLAN

     Introduction. The purpose of the Plan is to advance the interests of the Company by enabling officers, employees, non-employee directors and consultants of the Company and its affiliates to participate in the Company's future and to enable the Company to attract and retain such persons by offering them proprietary interests in the Company.

     The Plan provides for the grant of stock options ("Options") intended to qualify as incentive stock options ("ISOs") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and Options not intended to qualify under Section 422 of the Code ("NSOs"). The Plan also allows for the grant, in connection with Options, of stock appreciation rights ("Stock Appreciation Rights"), the grant of restricted common stock awards ("Restricted Stock"), and the cash out of Options granted under the Plan. Options, Stock Appreciation Rights and Restricted Stock awards are referred to below collectively as "Awards."

     Plan Administration and Shares Subject to the Plan. The Plan is administered by the Compensation Committee of the Board, members of which serve at the discretion of the Board. The Compensation Committee has the power to construe and interpret the Plan and determine the terms of the Options and other Awards granted under the Plan, including which eligible individuals are to receive Options, the time or times when grants are to be made, the number of shares subject to an Option, the exercise price for an Option, the status of an Option as either an ISO or a NSO, and the vesting (exercise) schedule of each Option. In addition, the Compensation Committee may substitute new Options for previously granted Options, including Options previously granted with higher exercise prices.

     The Plan provides for the issuance of an aggregate of 13,500,000 shares of common stock pursuant to Awards, which shares may consist, in whole or in part, of authorized and unissued shares or treasury shares. In the event of certain corporate transactions, the Compensation Committee may make adjustments it determines appropriate to the number of shares of common stock reserved for issuance under the Plan, the number and exercise price of shares subject to outstanding Options and Stock Appreciation Rights, and the number of shares subject to other outstanding Awards granted under the Plan. With limited restrictions, shares of common stock subject to Options or other Awards that are not exercised during their term, or that are otherwise forfeited, will again become available for the grant of new Awards under the Plan.

     Eligibility. ISOs only may be granted to Company employees and to employees of subsidiaries of the Company. NSOs and other Awards may be granted to employees and consultants of the Company, and employees and consultants of designated affiliated companies. The Plan also provides for automatic grants of NSOs to Directors who are not Company employees or employees of a designated affiliated company, in accordance with a formula set forth in the Plan.

     Options. Subject to the terms of the Plan, the Compensation Committee determines the terms of Options granted under the Plan. In the case of an ISO, the purchase price of common stock purchased pursuant to the exercise of the Option must at least equal 100% of fair market value (as defined in the Plan) of common stock on the date of grant of the Option. In the case of a NSO, the purchase price of the common stock purchased pursuant to its exercise must be no less than 50% of fair market value. The term of an ISO may not exceed ten years and the term of a NSO may not exceed ten years and one day.

     Upon the exercise of an Option, the purchase price must be fully paid in cash, certified or bank check, or such other instrument as the Company may accept or, subject to the approval of the Compensation Committee, in shares of common stock equal in fair market value to the purchase price. The Compensation Committee also may provide for an Option to be exercised through a broker-facilitated cashless exercise procedure.

     If the employment of an optionee terminates on account of death or "disability" (as defined in the Plan), the optionee's Option generally will remain exercisable, to the extent exercisable at the time of death or termination on account of disability, for one year and one day after termination (or for the balance of the Option's term if less). In the case of a termination by death or disability, the Compensation Committee, in its discretion, also may provide for an Option to be exercisable on an accelerated basis. If the employment of an optionee terminates for any reason other than death or disability, the optionee's Option generally will expire immediately, unless such termination is involuntary and without "cause" (as defined in the Plan) in which case the Option will remain exercisable, to the extent exercisable at the time of termination of employment, for three months and one day after termination (or for the balance of the Option's term if less).

     Upon the initial election of a non-employee Director to the Board, he or she automatically will receive an Option under the Plan to purchase 20,000 shares of common stock. On the date of each successive Annual Meeting of Stockholders, such Director automatically will receive an additional Option under the Plan to purchase 10,000 shares of common stock. These Options are fully vested NSOs, priced at 100% of fair market value of common stock on the date of grant, and each Option terminates upon the earlier to occur of the tenth anniversary of the date of grant or three years following retirement from the Board.

     Options granted under the Plan are not transferable by an optionee other than by will or the laws of descent and distribution, and an Option may be exercised during the lifetime of an optionee only by the optionee or the optionee's guardian or legal representative.

     Stock Appreciation Rights. Subject to the terms of the Plan, the Compensation Committee determines the terms of Stock Appreciation Right grants that may be made in the Compensation Committee's discretion in connection with Options granted under the Plan. A Stock Appreciation Right granted under the Plan is exercisable only at such time or times, and to the extent that, the Option to which it relates is exercisable. Upon the exercise of a Stock Appreciation Right, the Stock Appreciation Right holder will receive an amount in cash, common stock or both (as determined by the Compensation Committee) equal in value to the excess of the fair market value per share of the common stock on the date of exercise over the purchase price per share specified in the related Option, multiplied by the number of shares with respect to which the Stock Appreciation Right is exercised.

     Restricted Stock Awards. Subject to the terms of the Plan, the Compensation Committee determines the terms of Awards of Restricted Stock made under the Plan. A Restricted Stock Award made under the Plan is an award of common stock on which the Compensation Committee imposes such restrictions and conditions as the Compensation Committee deems appropriate, which may include, for example, continuous employment with the Company for a specified term or the attainment of specific goals. The Compensation Committee, in its discretion, may waive any restrictions and conditions imposed on Awards of Restricted Stock.

     Effects of Certain Changes of Control. Subject to such additional conditions and restrictions as the Compensation Committee may determine at the time of granting an Award, the Plan provides that in the event of a "change of control" of the Company, all outstanding Options will become exercisable immediately and all restrictions imposed on outstanding Restricted Stock Awards under the Plan will lapse. Under the Plan, a "change of control" in general will occur upon (1) the acquisition, directly or indirectly, of 20% or more of the Company's voting securities by a specified person or group, (2) a change in the majority membership of the Board, where the majority members have not been approved by "continuing directors" (as defined in the Plan) or (3) the approval by stockholders of the merger or consolidation of the Company with or into another corporation, the Company's liquidation or the sale or disposition of substantially all of the Company's assets.

     Amendment; Termination. The Board may amend or terminate the Plan at any time, except that no amendment or termination may be made (1) without stockholder approval, where the approval of stockholders is required by law or agreement, (2) which would disqualify the Plan from the exemption provided by Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or (3) which would impair the rights of an Award previously granted without the Award holder's consent (except for amendments made to cause the Plan to qualify for the exemption provided by Rule 16b-3 of the Exchange Act). The Plan automatically will terminate on January 31, 2002, unless earlier terminated by the Board.

     Payment of Taxes. When an amount becomes includible in the gross income of an Award holder for income tax purposes relating to such Award, the Award holder is required to pay to the Company the taxes required by law to be withheld with respect to such amount. The Company may deduct such taxes from any payment otherwise due the Award holder. Unless otherwise determined by the Company, an Award holder also may satisfy withholding requirements by electing to have the Company withhold from delivery shares of common stock having a value equal to the amount of tax to be withheld.

FEDERAL  INCOME  TAX  CONSEQUENCES

     The following is a brief general summary of certain federal income tax consequences applicable to Options, Stock Appreciation Rights and Restricted Stock Awards granted under the Plan, based on current federal income tax laws, regulations (including proposed regulations), and judicial and administrative interpretations thereof. The federal income tax law and regulations are frequently amended, and such amendments may or may not be retroactive.
Individual  circumstances  also  may  vary  these  results.

     Non-Qualified Stock Options. An optionee will not recognize taxable income upon the grant of a NSO. Upon the exercise of a NSO, however, an optionee generally will recognize ordinary income in an amount equal to the excess of the fair market value of the shares transferred to the optionee over the Option exercise price. The Company normally will be entitled to a federal income tax deduction equal to the amount of income recognized by the optionee, provided applicable federal income tax reporting requirements are satisfied and subject potentially to a $1,000,000 deduction limitation under Section 162(m) of the Code with respect to certain executives. If shares acquired upon exercise of a NSO are later sold, then the difference between the sales price and the fair market value of the shares on the date that ordinary income previously was recognized on the shares generally will be taxable as long-term or short-term capital gain or loss (depending upon whether the stock has been held for more than one year).

     Additional special rules not addressed above apply to an optionee who exercises a NSO by paying the Option exercise price, in whole or in part, by the transfer of common stock to the Company.

     Incentive Stock Options. An optionee will not recognize taxable income upon the grant of an ISO. In addition, an optionee generally will not recognize taxable income upon the exercise of an ISO. However, upon exercise of an ISO, an optionee's alternative minimum taxable income is increased by the amount that the fair market value of shares transferred to the optionee upon exercise exceeds the Option exercise price, and an optionee's federal income tax liability may be increased as a result under the alternative minimum tax rules of the Code. Furthermore, except in the case of an optionee's death, if an ISO is exercised more than three months after the optionee's termination of employment, the Option ceases to be treated as an ISO and is subject to taxation under the rules applicable to NSOs. (See "Non-Qualified Options" above.)

     If an optionee sells the common stock acquired upon exercise of an ISO, the tax consequences of the sale (a "disposition") depend upon whether the disposition is a qualifying or disqualifying disposition. A taxable disposition of the shares is qualifying if it is made at least two years after the date the ISO was granted and at least one year after the date the ISO was exercised (the "holding periods"). If the disposition of the shares is a qualifying disposition, any excess of the sale price of the common stock over the Option exercise price of the ISO is treated as long-term capital gain taxable to the optionee at the time of the disposition. If the disposition is a disqualifying disposition (made prior to expiration of the holding periods), the optionee generally will recognize ordinary income at the time of the disposition equal to the lesser of (1) the excess of the fair market value of the shares on the date the ISO was exercised over the Option exercise price or (2) the gain realized on the disposition (i.e., the excess of the amount realized on the disposition over the Option exercise price), and any excess of the sale price of the shares over the fair market value of the shares on the date the ISO was exercised will be taxed as short-term or long-term capital gain.

     Unless an optionee engages in a disqualifying disposition of common stock, the Company will not be entitled to a federal income tax deduction with respect to an ISO. If an optionee engages in a disqualifying disposition, the Company normally will be entitled to a federal income tax deduction equal to the amount of ordinary income recognized by the optionee, provided applicable Federal income tax reporting requirements are satisfied and subject potentially to a $1,000,000 deduction limitation under Section 162(m) of the Code with respect to certain executives.

     Additional special rules not addressed above apply to an optionee who exercises an ISO by paying the Option exercise price, in whole or in part, by the transfer of common stock to the Company.

     Restricted Stock Awards. A Plan participant generally will not be taxed upon the grant of a Restricted Stock Award if the shares are subject to restrictions that amount to a substantial risk of forfeiture (as defined in the Code), but rather will recognize ordinary income in an amount equal to the fair market value of the common stock at the time the shares are no longer subject to a substantial risk of forfeiture. The Company normally will be entitled to a deduction at the time when, and in the amount that, the Participant recognizes ordinary income, provided applicable federal income tax reporting requirements are satisfied and subject potentially to a $1,000,000 deduction limitation under
Section 162(m) of the Code with respect to certain executives. However, an Award holder may elect (not later that 30 days after acquiring shares subject to a substantial risk of forfeiture) to recognize ordinary income at the time the restricted shares are awarded in an amount equal to their fair market value at that time, notwithstanding that such shares are subject to a substantial risk of forfeiture. If such an election is made, no additional taxable income will be recognized by the Award holder at the time the restrictions lapse. However, if shares with respect to which such an election was made are later forfeited, no tax deduction is allowable to the Award holder for the forfeited shares.

     Stock Appreciation Rights. The grant of Stock Appreciation Rights ordinarily will not result in taxable income to a Plan participant or a federal income tax deduction to the Company. Upon exercise of a Stock Appreciation Right, the Award holder will recognize ordinary income and the Company normally will have a corresponding deduction in an amount equal to the cash or the fair market value of the shares of common stock received by the Award holder, subject potentially to a $1,000,000 deduction limitation under Section 162(m) of the Code with respect to certain executives. If an Award holder allows a Stock
Appreciation Right to expire, other than as a result of exercise of a related Option, the Internal Revenue Service may contend that the Award holder has ordinary income in the year of expiration equal to the amount of cash or the fair market value of the common stock that the Award holder would have received if he or she had exercised the Stock Appreciation Right immediately before it expired.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ADOPTION OF THE AMENDMENT TO THE COMPANY'S 1991 RESTATED STOCK OPTION PLAN.

                          STOCK PRICE PERFORMANCE GRAPH

     The graph below compares the total returns (assuming reinvestment of dividends) of the Company's common stock, The Nasdaq Stock Market (U.S. companies), and the Nasdaq Computer Manufacturers Index. The graph assumes $100 invested on June 30, 1995 in Concurrent common stock and each of the indices.


                COMPARISON OF FIVE YEAR-CUMULATIVE TOTAL RETURNS
                              PERFORMANCE GRAPH FOR
                         CONCURRENT COMPUTER CORPORATION




                               [GRAPHIC  OMITED]




----------------------------------  ----------  ----------  ----------  ----------  ----------  ----------
Fiscal Year Ended                   6/30/1995   6/30/1996   6/30/1997   6/30/1998   6/30/1999   6/30/2000
----------------------------------  ----------  ----------  ----------  ----------  ----------  ----------
CCUR                                $   100.00  $    80.00  $    72.50  $   151.25  $   252.50  $   525.00
Nasdaq Stock Market (US Companies)  $   100.00  $   128.39  $   156.15  $   205.58  $   296.02  $   437.30
Nasdaq Computer Manufacturers       $   100.00  $   142.21  $   178.59  $   289.77  $   540.11  $   993.56
----------------------------------  ----------  ----------  ----------  ----------  ----------  ----------


                                  OTHER  MATTERS

EXPENSES  OF  SOLICITATION

     All costs of solicitation of proxies will be borne by the Company. In addition to solicitations by mail, the Company's Directors, officers and employees, without additional remuneration, may solicit proxies by telephone and personal interviews. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and the Company will reimburse them for their related out-of-pocket expenses.

SECTION  16(A)  BENEFICIAL  OWNERSHIP  REPORTING  COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who beneficially own more than ten percent of a registered class of the Company's equity securities ("ten percent stockholders"), to file reports of ownership of the Company's securities and changes in such ownership with the Commission. Officers, directors and ten percent stockholders are required by the Commission's regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely upon its review of copies of such filings received by it and written representations from certain reporting persons, the Company believes that during its fiscal year ended June 30, 2000 all filings were timely.

2001  STOCKHOLDER  PROPOSALS

     Proposals of stockholders for possible consideration at the 2001 Annual Meeting of Stockholders (expected to be held in October 2001) must be received by the Secretary of the Company at 4375 Rivergreen Parkway Duluth, Georgia 30096, not later than June 1, 2001 to be considered for inclusion in the proxy statement for that meeting if appropriate for consideration under applicable securities laws. The proxy for the 2001 Annual Meeting of Stockholders may confer discretionary authority to the proxy holders for that meeting with respect to voting on any stockholder proposal received by the Secretary of the Company after August 17, 2001.

     The Company will consider responsible recommendations by stockholders of candidates to be nominated as directors of the Company. All such recommendations must be in writing and addressed to the Secretary of the Company. By accepting a stockholder recommendation for consideration, the Company does not undertake to adopt or take any other action concerning the recommendation or to give the proponent its reasons for any action or failure to act.

OTHER  MATTERS

     The Board of Directors had not received notice by August 17, 2000, and does not know, of any other matters which may come before the Annual Meeting. If any other matters are properly presented to the Annual Meeting, the Proxy Holders intend to vote, or otherwise to act, in accordance with their judgment on such matters.

                                       By  Order  of  the  Board  of  Directors,



                                       Steven  R.  Norton
                                       Secretary
September  18,  2000
Duluth,  Georgia

                         CONCURRENT COMPUTER CORPORATION
                               1991 RESTATED STOCK
                                   OPTION PLAN

SECTION  1.     Purpose.
                --------

          The purpose of the Concurrent Computer Corporation 1991 Restated Stock Option Plan is to advance the interests of Concurrent Computer Corporation (the "Company") by enabling officers, employees, non-employee directors and consultants of the Company and its Affiliates to participate in the Company's future and to enable the Company to attract and retain such persons by offering them proprietary interests in the Company.

SECTION  2.     Amendment  and  Restatement  of  Prior  Plans.
                ---------------------------------------------

          The Concurrent Computer Corporation 1982 Stock Option Plan ("1982 Plan") and the Concurrent Computer Corporation 1984 Non-Qualified Common Stock Option Plan ("NSO Plan") are hereby amended and restated on a combined basis into the Plan.

SECTION  3.     Definitions.
                ------------

          For purposes of the Plan, the following terms are defined as set forth below:

          a.     "Affiliate"  means  a  corporation  or  other entity controlled
                 ----------
                 directly, or indirectly through one or more intermediaries, by the Company and designated by the Committee as such.

          b.     "Award"  means an award granted to a Participant in the form of
                 ------
                 a Stock Appreciation Right, Stock Option, or Restricted Stock, or any combination of the foregoing.

          c.     "Board"  means  the  Board  of  Directors  of  the  Company.
                 -------

          d.     "Cause"  shall  have  the  meaning  set  forth  in  Section 10.
                 -------

          e.     "Change in Control" shall have the meaning set forth in Section
                 -------------------
                 13.

          f.     "Code" means the Internal Revenue Code of 1986, as amended from
                 -----
                 time  to  time,  and  any  successor  thereto.

          g.     "Commission"  means  the  Securities and Exchange Commission or
                 -----------
                 any  successor  agency.

          h.     "Committee"  means  the  Committee  referred  to  in Section 6.
                 -----------

          i.     "Common Stock" means common stock, $.01 per share par value, of
                 --------------
                 the  Company.

          j.     "Company"  means  Concurrent  Computer  Corporation, a Delaware
                 ---------
                 corporation.

          k.     "Disability" means permanent and total disability as determined
                 ------------
                 under procedures established by the Committee for purposes of the Plan.

          l.     "Disinterested  Person"  means  a director who comes within the
                 -----------------------
                 definition of a "non-employee director" under Rule 16b-3(b)(3), as promulgated by the Commission under the Exchange Act, or as such term is defined under any successor rule adopted by the Commission.

          m.     "Exchange  Act"  means  the Securities Exchange Act of 1934, as
                 ---------------
                 amended  from  time  to  time,  and  any  successor  thereto.

          n.     "Fair  Market  Value"  means the average, as of any given date,
                 ---------------------
                 between the highest and lowest reported closing bid and asked price of the Stock on The Nasdaq National Market or the closing sale price as of any given date if the Stock is listed on a national securities exchange or quoted on The Nasdaq National Market System. If there is no regular public trading market for such Stock under circumstances specified above, the Fair Market Value of the Stock shall be determined by the Committee in good faith.

          o.     "Incentive  Stock Option" means any Stock Option intended to be
                 -------------------------
                 and designated as an "incentive stock Option" within the meaning of Section 422 of the Code.

          p.     "Non-Qualified Stock Option" means any Stock Option that is not
                 ----------------------------
                 an  Incentive  Stock  Option.

          q.     "Normal  Retirement"  means  retirement  from active employment
                 --------------------
                 with the Company or an Affliliate at or after age 65 or at such other age as may be specified by the Committee.

          r.     "Participant"  means  an  employee  or non-employee director or
                 -------------
                 consultant of the Company of an Affiliate to whom an Award has been granted which has not terminated, expired or been fully exercised.

          s.     "Plan"  means the Concurrent Computer Corporation 1991 Restated
                 ------
                 Stock Option Plan, as set forth herein and as hereinafter amended from time to time.

          t.     "Restricted  Period"  means  the period of time, which may be a
                 --------------------
                 single  period  or  multiple periods, during  which  Restricted
                 Stock awarded to a Participant remains subject to the restrictions imposed on such Stock, as determined by the Committee.

          u.     "Restrictions" means the restrictions and conditions imposed on
                 --------------
                 Restricted Stock awarded to a Participant, as determined by the Committee, which must be satisfied in order for the Restricted Stock to vest, in whole or in part, in the Participant.

          v.     "Restricted Stock" means an Award of Stock on which are imposed
                 ------------------
                 Restriction Periods(s) and Restrictions whereby a Participant's rights to full enjoyment of the Stock are conditioned upon the future performance of substantial services by any individual or are otherwise subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code, as amended.

          w.     "Restricted Stock Agreement"means a written agreement between a
                 ----------------------------
                 Participant and the Company evidencing an award of Restricted Stock.

          x.     "Restricted  Stock  Award  Date"  means  the  date on which the
                 --------------------------------
                 Committee  awarded  Restricted  Shares  to  a  Participant.

          y.     "Retirement" means Normal Retirement or early retirement if the
                 -----------
                 Company's  Profit  Sharing  and Savings Plan provides for same.

          z.     "Rule 16b-3" means Rule 16b-3, as promulgated by the Commission
                 ------------
                 under Section 16(b) of the Exchange Act, as amended from time to time.

          aa.     "Stock"  means  the  Common  Stock.
                  -------

          bb.     "Stock Appreciation Right" means a right granted under Section
                  --------------------------
                  11.

          cc.     "Stock  Option"  or  "Option"  means  an  option granted under
                  ---------------      --------
                  Section  8  or  10.

          dd.     "Termination  of  Employment"  means  the  termination  of  a
                  -----------------------------
                  Participant's employment with the Company and any Affiliate. A Participant employed by an Affiliate shall also be deemed to incur a Termination of Employment if the Affiliate ceases to be an Affiliate and the Participant does not immediately thereafter become an employee of the Company or another Affiliate.

     In addition, certain other terms used herein have definitions given to them in the first place in which they are used.

SECTION  4.     Effective  Date.
                ----------------

          The effective date of the Plan shall be the date upon which the Plan is approved by the stockholders of the Company.

SECTION  5.     Stock  Subject  to  Plan.
                -------------------------

          The total number of shares of Stock reserved and available for distribution pursuant to Awards under the Plan shall be 13,500,000 shares of Stock. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares.

          If any shares of Stock that have been Optioned cease to be subject to a Stock Option, if any shares of Stock that are subject to any Award are forfeited or if any Award otherwise terminates without a distribution being made to the Participant in the form of Stock, such shares shall again be available for distribution in connection with Awards under the Plan. In addition, any Stock purchased by a Participant upon exercise of an Option under the Plan, which is subsequently repurchased by the Company pursuant to the terms of such Option, may again be the subject of an Option under the Plan.

          In the event of any merger, reorganization, consolidation, recapitalization (including, but not limited to, the issuance of Stock or any securities convertible into Stock in exchange for securities of the Company), stock dividend, stock split or reverse stock split, extraordinary distribution with respect to the Stock or other similar change in corporate structure affecting the Stock, such substitution or adjustments shall be made in the aggregate number of shares reserved for issuance under the Plan and in the number and Option price of shares subject to outstanding Awards granted under the Plan as may be determined to be appropriate by the Committee, in its sole discretion; provided, however, that the number of shares subject to any Award shall always be a whole number. Such adjusted Option price shall also be used to determine the amount payable by the company upon the exercise of any Stock Appreciation Right associated with any Stock Option.

SECTION  6.     Administration.
                ---------------

     The Plan shall be administered by the Stock Award Committee ("Committee") of the Board or such other committee of the Board, composed of not less than two Disinterested Persons, each of whom shall be appointed by and serve at the pleasure of the Board. If at any time no Committee shall be in place, the functions of the Committee specified in the Plan shall be exercised by the Board.

     The  Committee  shall have  plenary  authority to grant Awards to officers,
employees,   non-employee  directors  and  consultants  of  the  Company  or  an
Affiliate.

     Among other things, the Committee shall have the authority, subject to the terms of the Plan:

          (a) to select the officers, employees, non-employee directors, and consultants to whom Awards may from to time be granted;

          (b) to determine whether and to what extent Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights and Restricted Stock, or any combination thereof are to be granted hereunder;

          (c) to determine the number of shares of Stock to be covered by each Award granted hereunder;

          (d) to determine the terms and conditions of any Award granted hereunder (including, but not limited to, the Option price, any vesting restriction or limitation, any repurchase rights in favor of the Company and any vesting acceleration or forfeiture waiver regarding any Award and the shares of Stock relating thereto, based on such factors as the Committee shall determine);

          (e) to adjust the terms and conditions, at any time or from time to time, of any Award, including with respect to performance goals and measurements applicable to performance-based Awards pursuant to the terms of the Plan;

          (f) to determine under what circumstances an Award may be settled in cash or Stock;

          (g)  if appropriate, to determine Fair Market Value; and

          (h) to substitute new Stock Options for previously granted Stock Options, including previously granted Stock Options having higher Option prices.

     The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from to time, deem advisable, to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreement relating thereto) and to otherwise supervise the administration of the Plan.

     The Committee may act only by a majority of its members then in office, except that the members thereof may authorize any one or more of their number or any officer of the Company to execute and deliver documents on behalf of the Committee.

     Any determination made by the Committee pursuant to the provisions of the Plan with respect to any Award shall be made in its sole discretion at the time of the grant of the Award or, unless in contravention of any express term of the Plan, at any time thereafter. All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Participants.

SECTION  7.     Eligibility.
                ------------

     Officers, employees, non-employee directors, and consultants of the Company and its Affiliates (but excluding members of the Committee other than as expressly provided by Section 8) who are responsible for or contribute to the management, growth and profitability of the business of the Company and its Affiliates are eligible to be granted Awards under the Plan. Any person who files with the Committee, in a form satisfactory to the Committee, a written waiver of eligibility to receive any Award under the Plan shall not be eligible to receive an Award under the Plan for the duration of the waiver.

SECTION  8.     Options  Granted  to  Non-Employee  Directors.
                ----------------------------------------------

     The provisions of this Section 8 govern the granting and terms of Options for any director of the Company who is not an employee of the Company or any of its Affiliates ("Eligible Director"). No Option may be granted to Eligible Directors other than pursuant to this Section 8.

     Upon the initial election of an Eligible Director to the Board, without further action by the Board or the stockholders of the Company, such Eligible
Director shall be automatically granted Options to purchase 20,000 shares of stock (subject to adjustment in accordance with the provisions of Section 5 of the Plan). On the date of each annual meeting of stockholders of the Company, each Eligible Director who has previously been awarded an Option under the preceding sentence shall be granted automatically, without further action by the Board or the stockholders of the Company, Options to purchase 10,000 shares of stock (subject to adjustment in accordance with the provisions of Section 5 of the Plan).

     The purchase price per share deliverable upon the exercise of such Options under this Section 8 shall be 100% of the Fair Market Value of such shares as of the date of such Option. Each Option granted under this Section 8 shall become immediately exercisable and no Option shall be exercisable after the expiration of ten (10) years from the date of grant. Each Option granted pursuant to this
Section 8 shall be exercisable during the period the Eligible Director remains a member of the Board and for a period of three (3) years following retirement, provided that only those Options exercisable at the date of retirement may be exercised during the period following retirement, and, provided further, that in no event shall any such Option be exercisable beyond the tenth (10th) anniversary of the date of grant.

SECTION  9.     Duration  of  the  Plan.
                ------------------------

     The Plan shall terminate ten (10) years from the effective date specified in Section 4 of the Plan, unless terminated earlier pursuant to Section 14 hereto, and no Options may be granted thereafter.

SECTION  10.     Stock  Options.
                 ---------------

     Stock Options granted under the Plan may be of two types: Incentive Stock Options and Non-Qualified Stock Options. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

     The Committee shall have the authority to grant any optionee Incentive Stock Options, Non-Qualified Stock Options or both types of Stock Options (in each case with or without Stock Appreciation Rights). Incentive Stock Options may be granted only to employees of the company and its subsidiaries (within the meaning of Section 424(f) of the Code). To the extent that any Stock Option is not designated as an Incentive Stock Option or even if so designated does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option.

     Stock Options shall be evidenced by Option agreements, the terms and provisions of which may differ. An Option agreement shall indicate on its face whether it is an agreement for an Incentive Stock Option or a Non-Qualified Stock Option. The grant of a Stock Option shall occur on the date the Committee by resolution selects an individual to be a Participant in any grant of a Stock Option, determines the number of shares of Stock to be subject to such Stock Option to be granted to such individual and specifies the terms and provisions of the Option agreement. The Company shall notify a Participant of any grant of a Stock Option, and a written Option agreement or agreements shall be duly executed and delivered by the Company to the Participant. Such agreement or agreements shall become effective upon execution by the Participant. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered nor shall any discretion or authority granted under the Plan be exercised so as to disqualify the Plan under Section 422 of the Code or, without the consent of the optionee affected, to disqualify any Incentive Stock Option under such Section 422.

     Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions as the Committee shall deem desirable:

          (a)     Option Price.  The Option price per share of Stock purchasable
                  ------------
under an Option shall be determined by the Committee and set forth in the Option agreement, and shall not be less than the Fair Market Value of the Stock subject to the Option on the date of grant in the case of Incentive Stock Options and not less than 50% of the Fair Market Value of the Stock subject to the Option on the date of grant in the case of Non-Qualified Stock Options.

          (b)     Option  Term.  The term of each Stock Option shall be fixed by
                  -------------
the Committee, but no Incentive Stock Option shall be exercisable more than 10 years after the date of grant; and no Non-Qualified Stock Option shall be exercisable more than 10 years and one day after the date the Stock Option is granted.

          (c)     Exercisability.  Subject  to  Section  13, Stock Options shall
                  ---------------
otherwise be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. If the Committee provides that any Stock Option is exercisable only in installments, the Committee may at any time waive such installment exercise provisions, in whole or in part, based on such factors as the Committee may determine. In addition, the Committee may at any time, accelerate the exercisability of any Stock Option.

          (d)     Method of Exercise.  Subject to the provisions of this Section
                  -------------------
10, Stock Options may be exercised, in whole or in part, at any time during the Option period by giving written notice of exercise to the Company specifying the number of shares of Stock subject to the Stock Option to be purchased.

          Such notice shall be accompanied by payment in full of the purchase price by certified or bank check or such other instrument as the Company may accept. If approved by the Committee, payment in full or in part may also be made in the form of unrestricted Stock already owned by the optionee of the same class as the Stock subject to the Stock Option; provided, however, that, in the case of an Incentive Stock Option, the right to make a payment in the form of already owned shares of Stock of the same class as the Stock subject to the Stock Option shall be authorized only at the time the Stock Option is granted.

          An optionee shall have all of the rights of a stockholder of the Company holding the class or series of Stock that is subject to such Stock Option (including, if applicable, the right to vote the shares and the right to receive dividends) when the optionee has given written notice of exercise and has paid in full for such shares. In the discretion of the Committee, payment for any Stock subject to an Option may also be made by delivering a properly executed exercise notice to the Company together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the purchase price. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms. The value of previously owned Stock exchanged in full or partial payment for the shares purchased upon the exercise of an Option shall be equal to the aggregate Fair Market Value of such shares on the date of the exercise of such Option.

          (e)     Non-transferability  of  Options.  No  Stock  Option  shall be
                  ---------------------------------
transferable by the optionee other than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee or by the guardian or legal representative of the optionee, it being understood that the terms "holder" and "optionee" include the guardian and legal representative of the optionee named in the Option agreement and any person to whom an Option is transferred by will or the laws of descent and distribution.

          (f)     Termination  by Death.  If an optionee's employment terminates
                  ----------------------
by reason of death, any Stock Option held by such optionee may thereafter be exercised, to the extent then exercisable or on such accelerated basis as the Committee may determine, for a period of one year and one day (or such other period as the Committee may specify) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

          (g)     Termination  by  Reason  of  Disability.  If  any  optionee's
                  ---------------------------------------
employment terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination or on such accelerated basis as the Committee may determine, for a period of one year and one day (or such shorter period as the Committee may specify at grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that if the optionee dies within such one year and one day period (or such shorter period ending upon the expiration of the stated term of the Stock Option), any unexercised Stock Option held by such optionee shall, notwithstanding the expiration of such one year and one day period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of one year and one day from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. In the event of termination of employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

          (h)     Other  Termination.  Unless  otherwise  determined  by  the
                  -------------------
Committee and subject to the provisions of Section 13 of the Plan, if an optionee incurs a Termination of Employment for any reason other than death or Disability, any Stock Option held by such optionee shall thereupon terminate, except that such Stock Option, to the extent then exercisable, may be exercised for the lesser of three months and one day from the date of such Termination of Employment or the balance of such Stock Option's term if such Termination of Employment of the optionee is involuntary and without cause. Unless otherwise determined by the Committee, for the purposes of the Plan "Cause" shall have the same meaning as that set forth in any employment or severance agreement in effect between the Company and the Participant. Otherwise, it shall mean (1) the conviction of the optionee for committing a felony under federal law or the law of the state in which such action occurred, (2) dishonesty in the course of fulfilling the optionee's employment duties or (3) willful and deliberate failure on the part of the optionee to perform his or her employment duties in any material respect.

          (i)          Cashing  out  of Option.  On receipt of written notice of
                       ------------------------
exercise, the Committee may elect to cash out all or part of any Stock Option to be exercised by paying the optionee an amount, in cash or Stock, equal to the excess of the Fair Market Value of the Stock that is the subject of the Option over the Option price times the number of shares of Stock subject to the Option on the effective date of such cash out.

     Cash outs relating to Options held by optionees who are actually or potentially subject to Section 16(b) of the Exchange Act shall comply with the "window period" provisions of Rule 16b-3, to the extent applicable, and, in the case of cash outs of Non-Qualified Stock Options held by such optionees, the Committee may determine Fair Market Value with reference to the pricing provision of Section 11(b)(ii)(2).

SECTION  11.     Stock  Appreciation  Rights.
                 ----------------------------

          (a)     Grant  and Exercise.  Stock Appreciation Rights may be granted
                  --------------------
in conjunction with all or part of a Stock Option granted under the Plan. In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of grant of such Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of grant of such Stock Option. A Stock Appreciation Right shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option.

     A Stock Appreciation Right may be exercised by an optionee in accordance with Section 11(b) by surrendering the applicable portion of the related Stock Option in accordance with procedures established by the Committee. Upon such exercise and surrender, the optionee shall be entitled to receive an amount determined in the manner prescribed in Section 11(b). Stock Options, which have been so surrendered, shall no longer be exercisable to the extent the related Stock Appreciation Rights have been exercised.

          (b)     Terms  and  Conditions.  Stock  Appreciation  Rights  shall be
                  -----------------------
subject to such terms and conditions as shall be determined by the Committee, including the following:

          (i) Stock Appreciation Rights shall be exercisable only as such time or times and to the extent that the Stock Options to which they relate are exercisable in accordance with the provisions of
               Section 10 and this Section 11; provided, however, that a Stock Appreciation right shall not be exercisable during the first six months of its term by an optionee who is actually or potentially subject to Section 16(b) of the Exchange Act, except that this limitation shall not apply in the event of death or Disability of the optionee prior to the expiration of the six-month period.

          (ii) Upon the exercise of a Stock Appreciation Right, an optionee shall be entitled to receive an amount in cash, shares of Stock or both equal in value to the excess of the Fair Market Value of one share of Stock over the option price per share specified in the related Stock Option multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment.

               In the case of Stock Appreciation Rights relating to Stock Options held by optionees who are actually or potentially subject to Section 16(b) of the Exchange Act, the Committee:

               (1) may require that such Stock Appreciation Rights be exercised only in accordance with the applicable "window period" provisions of Rule 16b-3; and

               (2) in the case of Stock Appreciation Rights relating to Non-Qualified Stock Options, may provide that the amount to be paid upon exercise of such Stock Appreciation Rights during a Rule 16b-3 "window period" shall be based on the highest mean sales price of the Stock on The Nasdaq National Market, or on such national securities exchange upon which the Stock may be traded, on any day during such "window period".

          (iii)Stock Appreciation Rights shall be transferable only when and to the extent that the underlying Stock Option would be transferable under Section 10(e).

          (iv) Upon the exercise of a Stock Appreciation Right, the Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of determining the number of shares of Stock available for issuance under the Plan in accordance with Section 5 of the Plan, but only to the extent of the number of shares resulting from dividing the value of the Stock Appreciation Right at the time of exercise by the Fair Market Value of one share of Stock determined in accordance with this Section 11.

SECTION  12.     Terms  of  Restricted  Stock  Awards.
                 -------------------------------------

     Subject to and consistent with the provisions of the Plan, with respect to each Award of Restricted Stock to a participant, the Committee shall determine:

          (a) the terms and conditions of the Restricted Stock Agreement between the Company and the Participant evidencing the Award;

          (b)     the  Restriction  Period  for  all  or a portion of the Award;

          (c) the Restriction applicable to the Award, including, but not limited to, continuous employment with the Company for a specified term or the attainment of specific corporate, divisional or individual performance standards or goals, which Restriction Period and Restrictions may differ with respect to each Participant;

          (d) whether the Participant shall receive the dividends and other distributions paid with respect to an award of the Restricted Stock as declared and paid to the holder of the stock during the Restriction Period or shall be withheld by the Company for the account of the Participant until the Restriction Periods have expired or the restrictions have been satisfied, and whether interest shall be paid on such dividends and other distributions withheld, and if so, the rate of interest to be paid;

          (e) the percentage of the Award which shall vest in the Participant in the event of death, Disability or Retirement prior to the expiration of the Restriction Period or the satisfaction of the Restrictions applicable to an award of Restricted Stock: and

          (f) notwithstanding the Restriction Period and the Restrictions imposed on the Restricted Shares, as set forth in a Restricted Stock Agreement, whether to shorten the Restriction Period or waive any Restrictions, if the Committee concludes that it is in the best interests of the Company to do so.

     Upon an award of Restricted Stock to a Participant, the stock certificate representing the Restricted Stock shall be issued and transferred to and in the name of the Participant, whereupon the Participant shall become a stockholder of the Company with respect to such Restricted Stock and shall be entitled to vote the Stock. Such stock certificates shall be held in custody by the Company, together with stock powers executed by the Participant in favor of the Company, until the Restriction Period expires and the Restrictions imposed on the Restricted Stock are satisfied.


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SECTION  13.     Change  of  Control.
                 --------------------

     Upon the occurrence of an event of "Change of Control", as defined below and subject to such additional conditions and restrictions as the Committee may determine at the time of the granting of the Award:

          (a) any and all outstanding Options shall become immediately exercisable;

          (b) the Restriction Period and Restrictions imposed on the Restricted Stock shall lapse, and the Restricted Stock shall vest in the Participant to the extent determined by the Committee; and

          (c) within ten business days after the occurrence of a Change of Control, the certificates representing the Restricted Stock so vested, without any restrictions or legend thereon, other than as required by law, shall be delivered to the Participant, and any dividends and distributions paid with respect to the Restricted Stock which were escrowed during the Restriction
Period  and  the  earnings  thereon  shall  be  paid  to  the  Participant.

          A "Change of Control" shall occur when, in addition to the occurrence of such other events as the Committee may determine at the time of the grant of the Award:

          (a) any "Person" (which term, when used in this Section 13, shall mean two or more persons acting as a partnership, limited partnership, syndicate or other group for the purpose of acquiring, holding or disposing of securities of the issuer or shall have such other meaning assigned to it in a successor provision to Section 13d of the Exchange Act) is or becomes the "Beneficial Owner" (which term, when used in this Section 13, shall include any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares (i) voting power which includes the power to vote or to direct the voting of such security; and/or (ii) investment power which includes the power to dispose or to direct the disposition of such security, or such other meaning assigned to it in a successor provision to Rule 13d-3 promulgated under the Exchange Act) directly or indirectly, of Voting Stock (as defined below) representing twenty percent or more of the votes entitled to be cast by the holders of all then outstanding shares of the Company; or

          (b) the stockholders of the Company approve a definitive agreement or plan to merge or consolidate the Company with or into another corporation, or to sell, or otherwise dispose of, all or substantially all of the Company's property and assets, or to liquidate the Company or the business of the Company for which the Participant's services are principally performed is disposed of by the Company pursuant to a sale of assets (including stock of a subsidiary of the Company), a merger or consolidation or otherwise; or

          (c) the individuals who are Continuing Directors of the Company (as defined below) cease for any reason to constitute at least a majority of the Board of the Company.

     The term "Continuing Director" means (i) any member of the Board who is a member of the Board on February 1, 1992, or (ii) any person who subsequently becomes a member of the Board whose nomination for election or election to the Board is recommended or approved by a majority of the Continuing Directors. The term "Voting Stock" means all capital stock of the Company, which by its terms may be voted on all matters, submitted to stockholders of the Company generally.


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SECTION  14.     Amendments  and  Termination.
                 -----------------------------

     The Board may amend, alter, or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which would (i) impair the rights of an Award theretofore granted without the Participant's consent, except such an amendment made to cause the Plan to qualify for the exemption provided by Rule 16b-3, or (ii) disqualify the Plan from the exemption provided by Rule 16b-3. In addition, no such amendment shall be made without the approval of the Company's stockholders to the extent such approval is required by law or agreement.

     The Committee may amend the terms of any Stock Option or other Award theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any holder without the holder's consent except such an amendment made to cause the Plan or Award to qualify for the exemption provided by Rule 16b-3. The Committee may also substitute new Stock Options for previously granted Stock Options, including previously granted Stock Options having higher Option prices.

     Subject to the above provisions, the Board shall have authority to amend the Plan to take into account changes in law and tax and accounting rules, as well as other developments, and to grant Awards which qualify for beneficial treatment under such rules without shareholder approval.

SECTION  15.     General  Provisions.
                 --------------------

          (a) Nothing contained in the Plan shall prevent the Company or an Affiliate from adopting other or additional compensation arrangements for its employees.

          (b) The Plan shall not confer upon any employee any right to continued employment nor shall it interfere in any way with the right of the Company or an Affiliate to terminate the employment of any employee at any time.

          (c) No later than the date as of which an amount first becomes includible in the gross income of the Participant for federal income tax purposes with respect to any Award under the Plan, the Participant shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the company, withholding obligations may be settled with Stock, including Stock that is part of the Award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the participant.

          (d) The Committee shall establish such procedures, as it deems appropriate for a Participant to designate a beneficiary to whom any amounts payable in the event of the Participant's death are to be paid.

          (e) Agreements entered into by the Company and Participants relating to Awards under the Plan, in such form as may be approved by the Committee from time to time, to the extent consistent with or permitted by the Plan shall control with respect to the terms and conditions of the subject Award. If any provisions of the Plan or any agreement entered into pursuant to the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions of the Plan or the subject agreement.

          (f) The Plan and all Awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware.

SECTION  16.     Certain  Awards.
                 ----------------

     The approval by the stockholders of the Company of the Plan shall be deemed approval by said stockholders of the terms and conditions of the Awards (including, but not limited to, terms and conditions relating to the Option price, exercisability, vesting and acceleration of vesting, including acceleration upon a change of control as defined in the option agreements evidencing the Awards) previously made to non-employee directors of the Company and ratification of the terms and conditions of the other Awards previously made, which are identified in a list maintained at the offices of the Company.


                                       36
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